                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 7, 1999 related to the financial statements and financial statement schedules, which appears in Advanced Digital Information Corporation's Annual Report on Form 10-K for the year ended October 31, 1999.


/s/  PricewaterhouseCoopers LLP

Seattle, Washington
May 22, 2000